                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    /X/  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                         VISTA INFORMATION SOLUTIONS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                       VISTA INFORMATION SOLUTIONS, INC.,
                               5060 Shoreham Place
                           San Diego, California 92122

                              --------------------

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

                                 April 14, 2000

                            -------------------------

         A Special Meeting of the Stockholders of VISTA Information Solutions, Inc., a Delaware corporation (the "Company"), will be held at the Company's office located at 5060 Shoreham Place, San Diego, California, beginning at [1:00 p.m.] on April 14, 2000, for the following purposes:

         1. To consider a proposal to amend the Certificate of Incorporation to increase the number of shares of authorized Common Stock to 70 million.

         2. To consider a proposal to provide conversion and voting rights to the holders of Series A-2 Preferred Stock, thereby eliminating redemption rights for those shares.

         3. To consider a proposal to amend the Certificate of Incorporation to delete the designations and related descriptions of the rights and preferences of four series of preferred stock that have been completely converted to common stock.


         The record date for determination of the stockholders entitled to notice of and to vote at the Special Meeting and any adjournments thereof is the close of business on March 10, 2000. For ten days prior to the meeting, a complete list of the stockholders entitled to vote at the meeting will be available at the offices of the Company for examination during business hours by any stockholder for any purpose relating to the meeting.

         Whether or not you expect to attend the Special Meeting in person, please complete, sign, date and promptly return the enclosed proxy in the envelope provided, which requires no postage if mailed in the United States.

                                            By Order of the Board of Directors



                                            Neil Johnson
                                            Secretary

March 10, 2000
San Diego, California


--------------------------------------------------------------------------------
IMPORTANT: Please fill in, date, sign and promptly mail the enclosed proxy card in the accompanying postpaid envelope to assure that your shares are represented at the meeting. If you attend the meeting, you may choose to vote in person even if you have previously sent in your proxy card.
--------------------------------------------------------------------------------

                        VISTA INFORMATION SOLUTIONS, INC.
                               5060 SHOREHAM PLACE
                           SAN DIEGO, CALIFORNIA 92122

                                 PROXY STATEMENT
                                       FOR
                         SPECIAL MEETING OF STOCKHOLDERS

                            TO BE HELD APRIL 14, 2000

                                  INTRODUCTION

         This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of VISTA Information Solutions, Inc. (the "Company") to be voted at the Special Meeting of Stockholders to be held April 14, 2000, and any adjournment thereof (the "Special meeting"). The Special meeting will be held at the Company's office located at 5060 Shoreham Place, San Diego, California, on April 14, 2000 at [1:00 p.m.], local time. The Company expects that this proxy material will be mailed to stockholders on or about March 24, 2000.

         A Proxy Card is enclosed for your use. The Board of Directors requests that you SIGN AND RETURN THE PROXY CARD IN THE ACCOMPANYING ENVELOPE. No postage is required if mailed within the United States. The Company will bear the cost of soliciting proxies, including the preparation, assembly and mailing of proxies and soliciting material, as well as the cost of forwarding such material to the beneficial owners of the Company's outstanding stock. Directors, officers and regular employees of the Company may, without compensation other than their regular compensation, solicit proxies by telephone, telegraph or personal conversation. The Company may reimburse brokerage firms and others for expenses in forwarding proxy materials to the beneficial owners of the Company's outstanding stock.

All valid proxies received prior to the meeting will be voted. All shares represented by a proxy will be voted, and where a stockholder specifies a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will be voted in favor of the proposed amendments to the Certificate of Incorporation. A stockholder giving a proxy may revoke that proxy at any time prior to the time it is voted by delivering to the Secretary of the Company either a written instrument revoking the proxy or a duly executed proxy with a later date, or by attending the meeting and voting in person.

         THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE IN FAVOR OF EACH PROPOSAL ADDRESSED IN THE NOTICE OF THE MEETING.

                                VOTING OF SHARES

         The securities which can be voted at the Special Meeting consist of the Company's Common Stock, par value $0.001 per share ("Common Stock"), Series A Convertible Preferred Stock, par value $0.001 per share (the "Series A Preferred"), Series A-1 Convertible Preferred Stock, par value $0.001 per share (the "Series A-1 Preferred"), and Series F Convertible Preferred Stock, par value $0.001 per share (the "Series F Preferred"). Each share of Common Stock entitles its owner to one vote on each matter submitted to the stockholders at the Special meeting. Each share of Series A Preferred, Series A-1 Preferred or Series F Preferred entitles its owner to one vote for each of the underlying shares of Common Stock into which the Series A Preferred, Series A-1 Preferred or Series F Preferred is convertible ("Common Stock Equivalents") on each matter submitted to the stockholders at the Special meeting. The shares of Series A Preferred are currently convertible into Common Stock at the rate of [10] shares of Common Stock for each preferred share. The shares of Series A-1 Preferred are currently convertible into Common Stock at the rate of 10 shares of Common Stock for each preferred share. The shares of Series F Preferred are currently convertible into Common Stock at the rate of 156.986 shares of Common Stock for each share of Series F Preferred. In addition to Series A Preferred and Series A-1 Preferred, [3,000,000] shares of Series A-2 Convertible Preferred Stock, par value $0.001 per share (the "Series A-2 Preferred") are outstanding. The Series A-2 Preferred is currently nonvoting and convertible into Common Stock only in the event of certain significant corporate events. In this proxy statement the Series A Preferred, Series A-1 Preferred, Series A-2 Preferred and Series F Preferred are collectively referred to as the "Preferred Stock".

         The record date for determining the holders of Common Stock and Preferred Stock entitled to notice of and to vote at the Special Meeting is February 24, 2000. On the record date, 25,087,873 shares of Common Stock were outstanding and eligible to be voted at the Special Meeting and 485,064 shares of Preferred Stock (equal to 6,192,465 Common Stock Equivalents) were outstanding and eligible to be voted at the Special Meeting. The holders of a majority of the shares entitled to vote, either represented in person or by proxy at the Special Meeting, will constitute a quorum for the transaction of business. In general, shares of Common Stock and Preferred Stock represented by a properly signed and returned proxy card will be counted as shares present and entitled to vote at the Special meeting for purposes of determining a quorum, without regard to whether the card reflects abstentions (or is left blank) or reflects a "broker non-vote" on a matter (i.e., a card returned by a broker because voting instructions have not been received and the broker has no discretionary authority to vote).

                 PRINCIPAL STOCKHOLDERS AND BENEFICIAL OWNERSHIP
                                  OF MANAGEMENT

                    COMMON STOCK AND COMMON STOCK EQUIVALENTS


         The following table sets forth information regarding the beneficial ownership of Common Stock and Common Stock Equivalents of the Company as of March 10, 2000 (a) by each shareholder who is known by the Company to own beneficially more than 5% of the outstanding Common Stock and Common Stock Equivalents or the combined total voting power of all classes of capital stock of the Company on a fully diluted, as converted basis, (b) by each director, (c) by the Chief Executive Officer and the other four most highly compensated executive officers serving on December 31, 1999 (the "Designated Executive Officers"), and (d) by all executive officers and directors of the Company as a group.


                                                                 NUMBER OF                PERCENT OF CLASS
                                                            SHARES BENEFICIALLY                OWNED(2)
NAME                                                             OWNED(1)
------------------------------------------------------ ------------------------------ ---------------------------
Thomas R. Gay........................................          1,142,502 (3)                     4.5%
         5060 Shoreham Place
         Suite 300
         San Diego, CA 92122

Earl Gallegos........................................           10,000 (4)                        *
         4785 Nomad Drive
         Woodland Hills, CA  91364

Martin F. Kahn.......................................           120,893 (5)                      0.4%
         Cadence Information Associates
         767 Fifth Avenue
         43rd Floor
         New York, NY 10153


Jay D. Seid..........................................           560,279 (6)                      2.2%
         3 Bala Plaza East
         Suite 502
         Bala Cynwyd, PA 19004

Patrick A. Rivelli...................................           857,987 (7)                      3.4%
         Three Forest Plaza, Suite 1300
         12221 Merit Dr.
         Dallas, TX 75251



                                                                 NUMBER OF                PERCENT OF CLASS
                                                            SHARES BENEFICIALLY                OWNED(2)
NAME                                                             OWNED(1)
------------------------------------------------------ ------------------------------ ---------------------------
Richard J. Freeman...................................          6,712,196 (8)                     22.0%
         Century Capital Management
         One Liberty Square
         Boston, MA 02109

James B. Currie......................................            4,093,382                       14.5%

W. Edward Tyler......................................            4,093,382                       14.5%

Century Capital Partners, L. P.......................          6,712,196 (9)                     22.0%
         Century Capital Management
         One Liberty Square
         Boston, MA 02109

Moore North America, Inc.............................            4,093,382                       14.5%

Robert Boscamp.......................................           12,500 (10)                       *


All current directors and executive officers as a
group (__ persons)...................................         5,194,298 (12)                     24.4%


------------------------------------

*Less than 0.l%.


(1) Unless otherwise noted, all of the shares shown are held by individuals or entities possessing sole voting and investment power with respect to such shares. These numbers include shares deemed beneficially owned by virtue of the right of a person to acquire them within 60 days, whether by the exercise of options or warrants or the conversion of Preferred Stock into Common Stock.

(2) The "Percent of Class Owned" is calculated by dividing the "Number of Shares Beneficially Owned" by the sum of (i) the total outstanding shares of Common Stock of the Company and (ii) shares of Common Stock that such person has the right to acquire within 60 days, whether by the exercise of options or warrants or the conversion of Preferred Stock into Common Stock.

(3) Includes 203,102 shares of Common Stock that Mr. Gay has the right to acquire upon the exercise of options and 71,302 shares of Common Stock that Mr. Gay has the right to acquire upon the exercise of warrants.

(4) Includes 10,000 shares of Common Stock which Mr. Gallegos has the right to acquire upon the exercise of stock options.

(5) Includes 436 shares of Common Stock held by Cadence Management, L.P. ("Cadence"), of which Mr. Kahn serves as the sole general partner, and 120,457 shares of Common Stock that Cadence has the right to acquire upon exercise of stock options.

(6)      Includes 327,586 shares of Common Stock beneficially owned by the Paul
         S. Bachow Co-Investment Fund, L.P.and 185,000 shares Mr. Seid has the right to acquire upon the exercise of options. Mr. Seid is a Managing Director of Bachow & Associates and has investment power with respect to the shares held by the Paul S. Bachow Co-Investment Fund, L.P.; however, Mr. Seid disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein.

(7) Includes 11,334 shares of Common Stock held jointly by Mr. Rivelli and his wife. Also includes 811,653 shares of Common Stock beneficially owned by Sunwestern Managers, Inc. Mr. Rivelli and James Silcock are the general partners of Sunwestern Investment Fund III, Sunwestern Cayman 1988 Partners and Mapleleaf Capital, Ltd., and are equal shareholders of Sunwestern Managers, Inc., the attorney in fact for Sunwestern Investment Fund III, Sunwestern Cayman 1988 Partners and Mapleleaf Capital, Ltd., having the power to vote and direct the voting of the shares held. Pursuant to Rule 13d-3 of the Securities Exchange Act of 1934, Mr. Rivelli may be deemed to share beneficial ownership with respect to the shares held by and for Sunwestern Investment Fund III, Sunwestern Cayman 1988 Partners and Mapleleaf Capital, Ltd.; however, Mr. Rivelli disclaims beneficial ownership except to the extent of his pecuniary interest therein.

(8) Includes 6,712,196 shares of Common Stock beneficially owned by Century Capital Partners, L. P. Mr. Freeman disclaims beneficial ownership of such shares. Mr. Freeman is a Vice President of Century Capital Partners, L. P. and has investment power with respect to the shares held.

(9) Includes 1,338,619 shares of Common Stock owned by Century Capital Partners, L. P., 17,500 shares Century Capital Partners, L. P. has the right to acquire upon the exercise of options, 80,477 shares Century Capital Partners, L. P. has the right to acquire upon the exercise of warrants and 1,025,600 shares Century Capital Partners, L. P. has the right to acquire upon conversion of 102,560 shares of Series A Preferred.

(10) Includes 12,500 shares of Common Stock Mr. Boscamp has the right to acquire upon exercise of options.

(11) Includes shares referred to in notes (3) through (11) above, and 692,518 shares of Common Stock issuable upon exercise of options.

SERIES A PREFERRED

         The following table sets forth information regarding the beneficial ownership of the Company's Series A Preferred as of March 10, 2000 (a) by each stockholder who is known by the Company to own beneficially more than 5% of the outstanding Series A Preferred, (b) by each director, (c) by the Designated Executive Officers, and (d) by all executive officers and directors of the Company as a group.


                                                                 NUMBER OF
                                                            SHARES BENEFICIALLY           PERCENT OF CLASS
NAME(1)                                                           OWNED(2)                       OWNED
------------------------------------------------------ ------------------------------ ---------------------------
Century Capital Partners, L. P. .....................             102,564                          100%
     Century Capital Management
     One Liberty Square
     Boston, MA 02109

Richard J. Freeman ..................................           102,564 (3)                        100%
     Century Capital Management
     One Liberty Square
     Boston, MA 02109

All current directors and executive officers as a
group (__ persons)...................................           102,564 (3)                        100%


------------------------------------

(1) Unless listed in this table, no director or Designated Executive Officer has any beneficial ownership of shares of Series A Preferred.

(2) Unless otherwise noted, all of the shares shown are held by individuals or entities possessing sole voting and investment power with respect to such shares. These numbers include shares deemed beneficially owned by virtue of the right of a person to acquire them within 60 days, whether by the exercise of options or warrants.

(3) Includes 102,564 shares of Series A Preferred beneficially owned by Century Capital Partners, L.P. Mr. Freeman is a Vice President of Century Capital Partners, L.P. and has investment power with respect to the shares held; however, Mr. Freeman disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein.

SERIES A-1 PREFERRED

         The following table sets forth information regarding the beneficial ownership of the Company's Series A-1 Preferred as of March 10, 2000 (a) by each stockholder who is known by the Company to own beneficially more than 5% of the outstanding Series A-1 Preferred, (b) by each director, (c) by the Designated Executive Officers, and (d) by all executive officers and directors of the Company as a group.


                                                                 NUMBER OF
                                                            SHARES BENEFICIALLY             PERCENT OF CLASS
NAME(1)                                                           OWNED(2)                        OWNED
------------------------------------------------------ ------------------------------- -----------------------------
Century Capital Partners II, L. P. ..................             100,000                         26.3%
     Century Capital Management
     One Liberty Square
     Boston, MA 02109

Richard J. Freeman ..................................            100,000(3)                       26.3%
     Century Capital Management
     One Liberty Square
     Boston, MA 02109

HCC Investments, Inc.                                             125,000                          33%


All current directors and executive officers as a
group (14 persons)...................................


------------------------------------

(1) Unless listed in this table, no director or Designated Executive Officer has any beneficial ownership of shares of Series A-1 Preferred.

(2) Unless otherwise noted, all of the shares shown are held by individuals or entities possessing sole voting and investment power with respect to such shares. These numbers include shares deemed beneficially owned by virtue of the right of a person to acquire them within 60 days, whether by the exercise of options or warrants.

(3) Includes 100,000 shares of Series A-1 Preferred beneficially owned by Century Capital Partners II, L.P. Mr. Freeman is a Vice President of Century Capital Partners II, L.P. and has investment power with respect to the shares held; however, Mr. Freeman disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein.

SERIES A-2 PREFERRED

         The following table sets forth information regarding the beneficial ownership of the Company's Series A-2 Preferred as of March 10, 2000 (a) by each stockholder who is known by the Company to own beneficially more than 5% of the outstanding Series A-2 Preferred, (b) by each director, (c) by the Designated Executive Officers, and (d) by all executive officers and directors of the Company as a group.


                                                                 NUMBER OF
                                                            SHARES BENEFICIALLY             PERCENT OF CLASS
NAME(1)                                                           OWNED(2)                        OWNED
------------------------------------------------------ ------------------------------- -----------------------------
Century Capital Partners II, L. P. ..................             300,000                          100%
     Century Capital Management
     One Liberty Square
     Boston, MA 02109

Richard J. Freeman ..................................             300,000                          100%
     Century Capital Management
     One Liberty Square
     Boston, MA 02109

All current directors and executive officers as a
group (14 persons)...................................


------------------------------------

(1) Unless listed in this table, no director or Designated Executive Officer has any beneficial ownership of shares of Series A-2 Preferred.

(2) Unless otherwise noted, all of the shares shown are held by individuals or entities possessing sole voting and investment power with respect to such shares. These numbers include shares deemed beneficially owned by virtue of the right of a person to acquire them within 60 days, whether by the exercise of options or warrants.

(3) Includes 300,000 shares of Series A-2 Preferred beneficially owned by Century Capital Partners II, L.P. Mr. Freeman is a Vice President of Century Capital Partners II, L.P. and has investment power with respect to the shares held; however, Mr. Freeman disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein.

SERIES F PREFERRED


         The following table sets forth information regarding the beneficial ownership of the Company's Series F Preferred as of March 10, 2000 (a) by each stockholder who is known by the Company to own beneficially more than 5% of the outstanding Series F Preferred, (b) by each director, (c) by the Designated Executive Officers, and (d) by all executive officers and directors of the Company as a group.


                                                                     NUMBER OF
                                                                SHARES BENEFICIALLY          PERCENT OF CLASS
NAME(1)                                                               OWNED(2)                     OWNED
---------------------------------------------------------- ------------------------------- ------------------------
Finova Mezzanine Capital Inc.                                          2,500                       100.0%
500 Church Street, #200
Nashville, TN  37219

All current directors and executive officers
as a group (__ persons)..................................                0                            *


------------------------------------
*Less than 1%.

(1) No director or Designated Executive Officer has any beneficial ownership of shares of Series F Preferred.

(2) Unless otherwise noted, all of the shares shown are held by individuals or entities possessing sole voting and investment power with respect to such shares. These numbers include shares deemed beneficially owned by virtue of the right of a person to acquire them within 60 days, whether by the exercise of options or warrants.

               PROPOSAL TO AMEND THE CERTIFICATE OF INCORPORATION
           TO INCREASE THE NUMBER OF SHARES OF AUTHORIZED COMMON STOCK

         The Company is proposing to amend its Certificate of Incorporation to increase the number of shares of authorized Common Stock from 43 million to 70 million. On the record date, 25,087,873 shares of Common Stock were outstanding, and 13,761,091 additional shares were reserved for issuance upon conversion of outstanding shares of Preferred Stock and convertible debt or exercise of outstanding employee stock options and warrants. As a result, the Company does not have a substantial number of authorized shares for potential future transactions, such as asset and stock acquisitions of other companies, equity financings or lease or debt financings in which part of the consideration would likely be warrants to purchase Common Stock. [The Company does not have immediate commitments for which it needs additional shares of Common Stock.] Rather, it is seeking to have a sufficient reserve of shares so that it has the ability to act promptly on appropriate opportunities in the future.

         VOTE REQUIRED AND BOARD OF DIRECTORS RECOMMENDATION. The affirmative vote of a majority of the shares of Common Stock, Series A Preferred, Series A-1 Preferred and Series F Preferred, voting as a single class, is required for approval of this proposal. Abstentions and broker non-votes will have the same effect as a vote against this proposal.

         The Board believes that the proposed amendment of the Certificate of Incorporation in the best interest of the stockholders and the Company for the reasons stated above.

THEREFORE, THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THIS PROPOSAL.

     PROPOSAL TO GRANT CONVERSION AND VOTING RIGHTS TO HOLDERS OF SERIES A-2
                                 PREFERRED STOCK

         In December 1999, the Company issued shares of Series A-2 Preferred to Century Capital Partners II, L.P., which is affiliated with Mr. Richard Freeman, a director of the Company. For regulatory reasons, the Series A-2 Preferred was structured to permit those shares to vote or to be converted to Common Stock only after stockholders approved the grant of those voting and conversion rights. Through this proxy solicitation the Company is now seeking stockholder approval to allow the Series A-2 Preferred to vote on all matters submitted to the stockholders of the corporation and convert into Common Stock at the election of the holder.

         If by March 31, 2002 the holders of Series A-2 Preferred do not have full voting and conversion rights, the holders may redeem the Series A-2 Preferred on any date on or after September 30, 2002 for the original purchase price, declared but unpaid dividends, plus a redemption premium of 25% per annum compounded annually between the original issuance of the shares and redemption. The Company believes that the stockholders benefit more from the Company avoiding the need to pay a 25% compound annual redemption premium than they give up by authorizing voting rights and conversion rights. Additionally, the elimination of redemption rights that will occur with the authorization of voting and conversion rights will improve the Company's balance sheet.

         VOTE REQUIRED AND BOARD OF DIRECTORS RECOMMENDATION. The affirmative vote of a majority of the shares of Common Stock, Series A Preferred, Series A-1 Preferred and Series F Preferred, voting as a single class, is required for approval of this proposal. Abstentions and broker non-votes will have the same effect as a vote against this proposal.

         The Board believes that granting, voting, and conversion rights (which eliminates the redemption rights) is the best interest of the stockholders and the Company for the reasons stated above.

THEREFORE, THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THIS PROPOSAL.

               PROPOSAL TO AMEND THE CERTIFICATE OF INCORPORATION
TO DELETE THE DESCRIPTIONS OF RIGHTS AND PREFERENCES OF FOUR SERIES OF PREFERRED
                    STOCK NO SHARES OF WHICH ARE OUTSTANDING

         Several years ago, the Company created Series B, Series C, Series D, and Series E Preferred Stock for various capital raising purposes. All of these shares have been converted to Common Stock and the Company has no plans to reissue those shares. The Company proposes to amend its Certificate of Incorporation to delete the descriptions of Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock. No shares of any of these series of Preferred Stock are outstanding. If the stockholders approve this proposal the Company's Certificate of Incorporation would be simpler and easier to read and it would return 1,112,500 shares of Preferred Stock to the reserve available for issuance as provided in the Company's Certificate of Incorporation. A copy of the Company's Certificate of Incorporation as it would read if the stockholders approve all of the proposals in this proxy statement is attached hereto as EXHIBIT A. For simplicity, Certificates of Designation for Series A, Series A-1 and Series A-2 are not included since those shares are unaffected by this proposal.

         VOTE REQUIRED AND BOARD OF DIRECTORS RECOMMENDATION. The affirmative vote of a majority of the shares of Common Stock, Series A Preferred, Series A-1 Preferred and Series F Preferred voting as a single class is required for approval of this proposal. Abstentions and broker non-votes will have the same effect as a vote against this proposal.

         The Board believes that the proposed amendment of the Certificate of Incorporation in the best interest of the stockholders and the Company for the reasons stated above.

THEREFORE, THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THIS PROPOSAL.


                             STOCKHOLDERS' PROPOSALS

         The rules of the Securities and Exchange Commission permit stockholders of a company, after timely notice to the company, to present proposals for stockholder action in the company's proxy statement where such proposals are consistent with applicable law, pertain to matter appropriate for stockholder action and are not properly omitted by company action in accordance with the proxy rules. Stockholder proposals, prepared in accordance with the proxy rules, for consideration at the 2000 Annual meeting must be received by the Company on or before June 22, 2000.

                        VISTA INFORMATION SOLUTIONS, INC.

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

         The undersigned hereby appoints Thomas R. Gay, Neil A. Johnson and E. Stevens Hamilton, and each of them, as Proxies, each with full power of substitution, and hereby authorizes each of them to represent and to vote, as designated below, all the shares of Common Stock of VISTA Information Solutions, Inc. held of record by the undersigned as of February 24, 2000, at the Special Meeting of Stockholders to be held on March ___, 2000, or any adjournment, thereof.

         1. With respect to the proposed amendment to the Certificate of Incorporation to increase the number of shares of authorized Common Stock.

                  / /      FOR

                  / /      AGAINST

                  / /      ABSTAIN


         2. With respect to the proposal to grant voting and conversion rights to holders of Series A-2 Preferred Stock.

                  / /      FOR

                  / /      AGAINST

                  / /      ABSTAIN


         3. With respect to the proposed amendment to the Certificate of Incorporation to delete the descriptions of rights and preferences of four series of Preferred Stock, no shares of which are outstanding.

                  / /      FOR

                  / /      AGAINST

                  / /      ABSTAIN


                  In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.


         (CONTINUED AND TO BE COMPLETED AND SIGNED ON THE REVERSE SIDE)

                           (CONTINUED FROM OTHER SIDE)

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS IDENTIFIED ABOVE. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


                            Dated:                                 , 2000
                                  ---------------------------------

                            ---------------------------------------------
                                            Signature

                            ---------------------------------------------
                                      Signature if held jointly

                            ---------------------------------------------
                                            Print Name


PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE